UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 9, 2005


                       Telestone Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 033-15096

        Delaware                                               84-1111224
        --------                                               ----------
(State of Incorporation)                                (IRS Employer ID Number)

Floor 6, Saiou Plaza, No. 5 Haiying Road
Fengtai Technology Park
Beijing, People's Republic of China                              100070
-----------------------------------                              ------
(Address of Principal Executive Offices)                       (Zip Code)


                                 86-10-83670505
                                 --------------
                         (Registrant's telephone number)

                 Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 - Amendment to Bylaws

On March 9, 2005, the Board of Directors of Telestone Technologies Corporation (the "Company") adopted resolutions approving amendments to the Company's Bylaws. Specifically, Section 2.9 was amended for the purpose of denying the Company the right to close its stock transfer records and Section 3.11 was amended to require that all related party transactions be approved by the Audit Committee of the Board of Directors. Except as disclosed herein, there were no other amendments to the Company's Bylaws.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits
Exhibit No.       Description
-----------       -----------
3.1               Bylaws of Telestone Technologies Corporation, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Telestone Technologies Corporation

Date: March 9, 2005                           By:  /s/ Han Daqing
                                              -------------------
                                              Han Daqing,
                                              Chief Executive Officer